UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A


           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the registrant |X|
Filed by a party other than the registrant |_|
Check the appropriate box:
|_| Preliminary proxy statement            |_| Confidential, For Use of the
                                               Commission Only (as permitted
                                               by Rule 14a-6(e)(2))
|X| Definitive proxy statement
|_| Definitive additional materials
|_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     Pepsi-Cola Puerto Rico Bottling Company
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

     |X|  No fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transactions applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     |_|  Fee paid previously with preliminary materials:

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     |_| Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement no.:

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     (3)  Filing party:

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     (4)  Date filed:

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



                     PEPSI-COLA PUERTO RICO BOTTLING COMPANY
                              Carretera 865 Km. 0.4
                              Bo. Candelaria Arenas
                              Toa Baja, Puerto Rico

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                February 2, 1998

                                   ----------

                             TO THE SHAREHOLDERS OF
                     PEPSI-COLA PUERTO RICO BOTTLING COMPANY


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Pepsi-Cola Puerto Rico Bottling Company (the "Company") will be held at the Bankers Club of Puerto Rico, Hato Rey Clubhouse, Banco Popular Center Building, Hato Rey, Puerto Rico on Monday, February 2, 1998 at 2:00 P.M. for the following purposes:

     1. To elect seven (7) directors to constitute the Board of Directors, each to serve until the next annual meeting of shareholders or until their successors have been duly elected and shall have qualified;


     2. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending September 30, 1998; and


     3. To consider and act upon such other business as may properly come before the Annual Meeting.


     The close of business on December 29, 1997 has been fixed as the record date for the determination of all shareholders entitled to receive notice of the Annual Meeting and to vote at such meeting for any adjournment thereof.

     PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ADDRESSED ENVELOPE, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, THE PROXY WILL NOT BE USED.

By Order of the Board of Directors,



LAWRENCE ODELL
Secretary
Dated:  December 31, 1997
Toa Baja, Puerto Rico

                     PEPSI-COLA PUERTO RICO BOTTLING COMPANY
                              Carretera 865 Km. 0.4
                              Bo. Candelaria Arenas
                              Toa Baja, Puerto Rico

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  To be held on
                                February 2, 1998

                                   ----------

                                 PROXY STATEMENT


     This Proxy Statement is being mailed to shareholders of PEPSI-COLA PUERTO RICO BOTTLING COMPANY (the "Company") on or about December 31, 1997 in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the Bankers Club of Puerto Rico, Hato Rey Clubhouse, Banco Popular Center Building, Hato Rey, Puerto Rico on Monday, February 2, 1998 at 2:00 P.M. The Annual Meeting has been called for the following purposes: (1) to elect seven (7) directors to constitute the Board of Directors, each to serve until the next annual meeting of shareholders or until their successors have been duly elected and shall have qualified; (2) to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending September 30, 1998; and (3) to consider and act upon such other business as may properly come before the Annual Meeting.


                            PROXIES AND VOTING RIGHTS

     The voting securities of the Company outstanding on December 1, 1997 consisted of 5,000,000 shares of class A common stock, par value $.01 per share (the "Class A Shares"), entitling the holders thereof to six votes per share, and 16,500,000 shares of class B common stock, par value $.01 per share (the "Class B Shares" and together with the Class A Shares, the "Common Stock"), entitling the holders thereof to one vote per share. Only shareholders of record at the close of business on December 29, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. There was no other class of voting securities of the Company outstanding on the Record Date. A majority of the shares entitled to vote must be present in person or by proxy to constitute a quorum at the meeting of the shareholders.

     The enclosed proxy is being solicited by the Board of Directors of the Company in order to provide every shareholder with an opportunity to vote on all matters that properly come before the Annual Meeting, whether or not the shareholder attends in person. The Company is bearing the cost of the solicitation of the enclosed proxy. Shares cannot be voted at the Annual Meeting unless the owner of record is present to vote or is represented by a proxy executed in writing by the shareholder or his duly authorized attorney-in-fact. When the enclosed proxy is properly signed, dated and returned, the shares represented by such proxy will be voted by the persons named as proxies in accordance with the shareholder's directions. Except as otherwise specified in the proxy, shares will be voted for the election of the nominees for director named herein, for the ratification of the appointment of KPMG Peat Marwick LLP as independent accountants for the year ending September 30, 1998, and for any other matter that may properly be brought before the Annual Meeting in accordance with the judgement of the person voting the proxy. Any person who has signed and returned a proxy may revoke it at any time before it is exercised by submitting a subsequently executed proxy, by giving notice of revocation to the Secretary of the Company or by voting in person at the Annual Meeting.

     Holders of Class A Shares and Class B Shares generally vote as a single class on all matters submitted to a vote of shareholders at the Annual Meeting, including the election of directors, except for matters where applicable law requires the approval of one or both classes of Common Stock voting as separate classes. The Class A Shares entitle holders thereof to six votes per share and the Class B Shares entitle the holders thereof to one vote per share on all matters submitted to a vote of shareholders. If a quorum is present, the affirmative vote of the majority of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, in all matters other than the election of directors. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote. After a quorum has been established at a shareholders' meeting, a withdrawal of shareholders that reduces the number of shareholders entitled to vote at the meeting below the number required for a quorum does not affect the validity of an adjournment of the meeting or any action taken at the meeting prior to the shareholder's withdrawal. Shares that are not present at the meeting, either in person or by proxy, cannot count towards a quorum. Also, shares are not considered present for quorum purposes if a shareholder attends the meeting only to protest the legality of the meeting. Treasury shares, shares of stock of the Company owned by another corporation, the majority of the voting stock of which is owned or controlled by the Company, and shares of stock of the Company that it holds in a fiduciary capacity shall not be voted directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any time. Abstentions and broker non-votes are not counted in determining the number of votes of the shares voted for or against any nominee for director or any other voting matter. They are, however, counted in determining the presence of a quorum. Under the rules of the New York Stock Exchange, Inc. ("NYSE"), brokers who hold shares in street name for customers have the authority to vote on certain items when they: have transmitted proxy soliciting material to the beneficial owner of the shares; have not received instructions from beneficial owners; and the broker giving or authorizing the proxy has no knowledge of any contest as to action to be taken at the meeting and the action to be taken at the meeting has been disclosed adequately to the shareholders and does not include authorization for a merger, consolidation, or any matter which may substantially affect the rights and powers of the shares.


                               SECURITY OWNERSHIP

     The Company's Common Stock is currently divided into Class A Shares, each of which is entitled to six votes per share, and Class B Shares, each of which is entitled to one vote per share.


CLASS A SHARES

     In September, 1996 in connection with his continued service as President and Chief Executive Officer, Mr. Rafael Nin requested and was granted by the members of the Charles H. Beach Voting Trust and the Michael J. Gerrits Voting Trust (together, the "Essential Shareholders") and certain other shareholders, a ten-year voting trust (the "Nin Voting Trust") which entitles him to vote, but not own, 5,000,000 Class A Shares representing a controlling interest in the Company. Under the Company's franchise agreements (the "Franchise Agreements") relating to its Pepsi-Cola and other Pepsi-Cola International products, the Franchise Agreements may be terminated by PepsiCo, Inc. ("PepsiCo"), if without PepsiCo's consent the Essential Shareholders do not maintain effective control of the Company. In connection with the execution of the Nin Voting Trust, PepsiCo consented to the change of effective control of the Company from the Essential Shareholders to Mr. Nin, acting as voting trustee (the "Trustee"). The initial term of the Nin Voting Trust is five years and is automatically renewed for an additional five-year period unless either PepsiCo or the Trustee notifies the other party of non-renewal at least six months prior to the end of the initial five-year term, provided that PepsiCo may not unreasonably withhold its consent to the additional five-year term. Under the terms of the Nin Voting Trust, Mr. Nin is entitled to resign as Trustee at any time, which will result in the termination of the Nin Voting Trust. If the Nin Voting Trust is terminated because of the resignation or death of the Trustee, PepsiCo has the right for a period of ninety days after such resignation or death to appoint a new Trustee to replace Mr. Nin for the remaining term of the Nin Voting Trust, subject to the approval of the beneficial owners of a majority of the Class A Shares. Upon the termination of the Nin Voting Trust at the expiration of its term, the Class A Shares held in the Nin Voting Trust will be returned to the Essential Shareholders and the other beneficial owners of the Class A Shares and the terms of the Franchise Agreements applicable to the Essential Shareholders will again become effective. Additionally, in connection with the Nin Voting Trust, Rafael Nin, the Company and the shareholders of the Company's Class A Shares entered into a stock option agreement (the "Stock Option Agreement"), pursuant to which those shareholders granted Rafael Nin a two-year option to purchase all or a portion of the Company's 5,000,000 Class A Shares, par value $0.01 per share of the Company, at a price of $1.00 per share, subject to adjustment from time to time. Mr. Nin may not exercise the option, but is only permitted to transfer the option in whole or with respect to some shares to third parties (including the Company) for the benefit of the Company.

     The following table sets forth information regarding beneficial ownership of the Class A Shares outstanding as of December 1, 1997 by (i) each person known by the Company to be the beneficial owner of more than 5% of the Class A Shares, (ii) each director and nominee for election as a director, (iii) each of the executive officers named in the summary compensation table and (iv) all directors and executive officers of the Company as a group. Information with respect to beneficial ownership of Company's Common Stock is based upon the Company's Common Stock records and data supplied to the Company by its shareholders.

                                                                               Percentage
                                                                Number of          of
                                                                 Class A         Class A
                                                                 Shares          Shares
                                                              Beneficially    Beneficially
Directors, Executive Officers and 5% Shareholders*                Owned         Owned(1)
--------------------------------------------------            ------------    ------------
Rafael Nin, as Trustee(2)...................................    5,000,000         100%
Charles H. and Patricia Beach(3)............................    2,218,368         44.4
Michael J. Gerrits Investment Ltd.(4).......................      417,488          8.3
Anton Schedlbauer(5)........................................      377,443          7.5
Patrick T. Gerrits Investment Ltd.(4).......................      341,146          6.8
John W. Beck(6).............................................      339,698          6.8
Dorothy D'Angelo(7).........................................      251,628          5.0
Charles R. Krauser(7).......................................      209,355          4.2
All Directors and Executive Officers as a Group.............    5,000,000         100%

----------

* The address of the directors, executive officers and 5% shareholders is Pepsi-Cola Puerto Rico Bottling Company, Carretera 865Km. 0.4, Bo. Candelaria Arenas, Toa Baja, Puerto Rico 00949, except for Charles H. Beach and Patricia Beach, whose address is 700 South Federal Highway, Suite 100, Boca Raton, FL 33432, and Michael J. Gerrits and Patrick T. Gerrits, whose address is Gerrits Construction, Inc., 3465 N. W. 2nd Avenue, Miami, FL 33127.

(1)  Based on 5,000,000 total outstanding Class A Shares on December 1, 1997.

(2) Rafael Nin is deemed to be the beneficial owner of 5,000,000 Class A Shares which are held in the Nin Voting Trust because he holds sole voting power with respect to such shares and, pursuant to the two-year option to purchase all of such Class A Shares for the exclusive benefit of the
     Company, currently holds sole dispositive power with respect to such shares. However, Mr. Nin may not exercise the option and has no pecuniary interest in such shares. In addition to direct ownership of 156,579 Class B Shares, Mr. Nin beneficially owns 1,516,667 Class B Shares and 190,000 Class B Shares that may be acquired upon the exercise of a currently exercisable option granted under the Stock Option Agreement dated October 15, 1996 between the Company and Mr. Nin, and the Company's Qualified Stock Option Plan, respectively. As a result of his right to vote the 5,000,000 Class A Shares held in the Nin Voting Trust, his direct ownership of 156,579 Class B Shares, and assuming that Mr. Nin exercised the options granted under the Stock Option Agreement and Company's Qualified Stock
     Option Plan, Rafael Nin has the right to vote 29.57% of the total outstanding capital stock of the Company and the right to exercise 66.09% of the total voting rights outstanding.

(3) Charles and Patricia Beach are deemed to be the beneficial owners of 2,218,368 Class A Shares, which are held in the Nin Voting Trust, because they are entitled to receive dividends and other distributions on such Class A Shares while they are in the Nin Voting Trust, and are entitled to receive a return of such Class A Shares upon the termination of the Nin Voting Trust. An Additional 25,578 Class A Shares owned by members of Mr. Beach's immediate family are also held in the Nin Voting Trust, and Mr. Beach may be deemed to be the beneficial owner (as that term is defined in Rule 13d-3 ("Rule 13d-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the Class A Shares owned by the members of his family. Mr. Beach disclaims such beneficial ownership with respect to such Class A Shares owned by members of his immediate family.

(4) Michael J. Gerrits, through Michael J. Gerrits Investment Ltd., is deemed to be the beneficial owner of 417,488 Class A Shares, which are held in the Nin Voting Trust, because Michael J. Gerrits Investment Ltd. is entitled to receive dividends and other distributions on such Class A Shares while they are in the Nin Voting Trust, and is entitled to receive a return of such Class A Shares upon the termination of the Nin Voting Trust. An additional 341,146 Class A Shares owned by Patrick T. Gerrits Investment Ltd. and
     336,675 Class A Shares owned by other members of Mr. Gerrits's immediate family and his affiliates, who are Mr. Gerrits's former business partners or employees and their respective families, are also held in the Nin Voting Trust, and Mr. Gerrits may be deemed to be the beneficial owner (as that term is defined in Rule 13d-3) of the Class A Shares owned by the members of his family and affiliates. Mr. Gerrits disclaims such beneficial ownership with respect to such Class A Shares owned by members of his immediate family and affiliates.

(5) Anton Schedlbauer is a director of the Company who will not stand for re-election as a director of the Company at the Annual Meeting. Lumiye International S.A., a company controlled by Mr. Schedlbauer, is deemed to beneficially own 264,210 Class A Shares, or 5.3% of Class A Shares and Girasol Enterprises, a company controlled by Mr. Schedlbauer's wife, is deemed to beneficially own 113,233 Class A Shares, or 2.2% of the Class A Shares. All of these Class A Shares are held in the Nin Voting Trust and are deemed beneficially owned because of the right to receive dividends and other distributions on such Class A Shares while they are in the Nin Voting Trust and a return of such Class A Shares upon termination of the Trust.

(6) John W. Beck is a director of the Company. All of these Class A Shares are held in the Nin Voting Trust and are deemed beneficially owned by Mr. Beck because of Mr. Beck's right to receive dividends and other distributions on such Class A Shares while they are in the Nin Voting Trust and a return of such Class A Shares upon termination of the Nin Voting Trust.

(7) Charles R. Krauser is a director of the Company. All of these Class A Shares are held in the Nin Voting Trust and are deemed beneficially owned by Mr. Krauser because of the right to receive dividends and other distributions on such Class A Shares while they are in the Nin Voting Trust and a return of such Class A Shares upon termination of the Nin Voting Trust. Additionally, Mr. Krauser may be deemed to be the beneficial owner (as the term is defined under Rule 13d-3) of 545,528 Class A Shares beneficially owned by his affiliates, including 251,628 Class A Shares beneficially owned by Dorothy D'Angelo. Mr. Krauser disclaims such beneficial ownership with respect to such Class A Shares owned by his affiliates, who are Mr. Krauser's business partners and their respective family members. See "Voting Trust Agreements."


CLASS B SHARES

     The following table sets forth information regarding beneficial ownership of the Class B Shares outstanding as of December 1, 1997 by (i) each person known by the Company to be the beneficial owner of more than 5% of the Class B Shares, (ii) each director and nominee for election as a director, (iii) each of the executive officers named in the summary compensation table and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated herein, each shareholder has sole voting power and sole dispositive power with respect to the indicated shares. Information with respect to beneficial ownership is based upon the Company's Common Stock records and data supplied to the Company by its shareholders.

                                                                              Percentage
                                                                Number of         of
                                                                 Class B        Class B
                                                                 Shares         Shares
                                                              Beneficially   Beneficially
Directors, Executive Officers and 5% Shareholders**               Owned        Owned(1)
---------------------------------------------------           ------------   ------------
Charles H. and Patricia Beach(2).........................       2,721,197        16.5%
Claims Administrator -- Pepsi Puerto Rico Security
 Litigation(3)...........................................       2,000,000        12.1
Shapiro Capital Management(4)............................       2,368,425        14.3
Michael J. Gerrits(5)....................................       1,385,036         8.4
Pioneering Management Corporation(6).....................         829,000         5.0
Anton Schedlbauer(7).....................................         504,779         3.1
John W. Beck(8)..........................................         454,301         2.8
Charles R. Krauser(9)....................................         217,520         1.3
Rafael Nin(10)...........................................         156,579         0.1
David L. Virginia(11)....................................          18,000           *
Richard Reiss(12)........................................           1,547           *

C. Leon Timothy(13)......................................           1,000            *
Basil Vasiliou (14)......................................          67,920            *
All Directors, Nominee for director and Executive
Officers as a Group......................................       1,421,646          8.6

----------

*     Less than 1%

** The address of the directors, executive officers and 5% shareholders is Pepsi-Cola Puerto Rico Bottling Company, Carretera 865Km. 0.4, Bo. Candelaria Arenas, Toa Baja, Puerto Rico 00949, except for Charles H. Beach and Patricia Beach, whose address is 700 South Federal Highway, Suite 100, Boca Raton, FL 33432, Michael J. Gerrits whose address is Gerrits Construction, Inc., 3465 N. W. 2nd Avenue, Miami, FL 33127, Shapiro Capital Management whose address is 3060 Peachtree Road NW, Suite 1555, Atlanta, GA 30305 and Pioneering Management Corporation whose address is 60 State Street, Boston, MA 02109.

(1)  Based on 16,500,000 total outstanding Class B Shares on December 1, 1997.

(2) Charles and Patricia Beach own 2,721,197 Class B Shares, each of which is entitled to one vote. Pursuant to the Charles H. Beach Voting Trust described below, Mr. Beach has sole voting power with respect to 2,767,619 Class B Shares which include 46,422 Class B Shares owned by members of his immediate family. Thus, Mr. Beach may be deemed to be the beneficial owner (as that term is defined in Rule 13d-3) of such shares owned by members of his immediate family. Mr. Beach disclaims such beneficial ownership with respect to such Class B Shares owned by members of his immediate family. See "Voting Trust Agreements." Each member of the Charles H. Beach Voting Trust has sole dispositive power with respect to his or her Class B Shares, subject to certain restrictions on transfer described below. See "Shareholders Agreement."

(3) In September 1997, 2,500,000 Class B Shares were used by the Company to pay a portion of the settlement payment made in connection with the settlement of certain class action securities law suits in which the Company and some of its directors were defendants. These 2,500,000 Class B Shares were acquired by the Company from a number of the Company's shareholders, including the original organizers of the Company in connection with the settlement of the litigation. Pursuant to the settlement terms, 500,000 Class B Shares were delivered to lawyers for the plaintiffs in the litigation and 2,000,000 Class B Shares were delivered to the court-appointed claims administrator for the settlement.

(4) The information shown is derived from information set forth in the latest statement filed by Shapiro Capital Management with the Securities and Exchange Commission (the "SEC") with respect to its ownership of Class B Shares and information supplied by Shapiro Capital Management with respect to Class B Shares acquired after its latest filing with the SEC.

(5) Michael J. Gerrits is the trustee of the Michael J. Gerrits Voting Trust. The members of the Michael J. Gerrits Voting Trust include Mr. Gerrits and members of his family and his affiliates, who are Mr. Gerrits's former business partners or employees and their respective families. Mr. Gerrits, pursuant to the Michael J. Gerrits Voting Trust, has the sole power to vote 1,385,036 Class B Shares which include 514,418 Class B Shares that Mr. Gerrits owns through Michael J. Gerrits Investment Ltd.

(6) The information shown is derived from information set forth in the latest statement filed by Pioneering Management Corporation with the SEC with respect to its ownership of Class B Shares.

(7) Anton Schedlbauer is a director of the Company who will not stand for re-election as a director of the Company at the Annual Meeting. Lumiye International S.A., a company controlled by Mr. Schedlbauer, owns 353,345 Class B Shares, or 2.1% of the Class B Shares and Girasol Enterprises, a company controlled by Mr. Schedlbauer's wife, owns 151,434 Class B Shares, or 0.9% of the Class B Shares.

(8) John W. Beck is a director of the Company and Chairman of the Board of Directors of the Company.

(9) Charles R. Krauser is a director of the Company. All of these Class B Shares are held by Krauser Family Investment Ltd. Charles R. Krauser through Krauser Family Investment Ltd. owns 217,520 Class B Shares. Pursuant to the Charles R. Krauser Voting Trust described below, Mr. Krauser has sole voting power with respect to 1,009,559 Class B Shares, which include 792,039 Class B Shares, owned by his affiliates, who are Mr. Krauser's business partners and their respective family members. Thus, Mr. Krauser may be deemed to be the beneficial owner (as the term is defined under Rule 13d-3) of such shares. Mr. Krauser disclaims such beneficial ownership with respect to such Class B Shares owned by his affiliates. See "Voting Trust Agreements." Each member of the Voting Trust has sole dispositive power with respect to his or her shares, subject to certain restrictions on transfer described below. See "--Shareholders Agreement."

(10) Rafael Nin is a director of the Company and President and Chief Executive Officer of the Company. In addition to direct ownership of 156,579 Class B Shares, Mr. Nin beneficially owns 1,516,667 Class B Shares and 190,000 Class B Shares that may be acquired upon the exercise of a currently exercisable option granted under the Stock Option Agreement dated October 15, 1996 between the Company and Mr. Nin, and the Company's Qualified Stock Option Plan, respectively.

(11) David L. Virginia is Vice President-Chief Financial Officer of the Company.

(12) Richard Reiss is a director of the Company.

(13) C. Leon Timothy is a director of the Company.

(14) Basil Vasiliou is a nominee for director of the Company. Mr. Vasiliou owns 43,500 Class B Shares through two Investment Retirement Accounts. Mr. Vasiliou's wife, Jane T. Vasiliou, owns 17,000 Class B Shares, of which Mr. Vasiliou has dispositive power. Pursuant to the Jane T. Vasiliou Trust, Mr. Vasiliou has dispositive power with respect to 4,000 Class B Shares. Pursuant to the K&S Vasiliou Trust, Mr. Vasiliou has dispositive power with respect to 3,000 Class B Shares. Mr. Vasiliou also beneficially owns 420 Class B Shares of the Company as beneficiary of the Vasiliou & Company, Inc. Retirement Plan.


VOTING TRUST AGREEMENTS

     On September 28, 1996, Rafael Nin, as trustee, the Company and the shareholders of the Company's outstanding Class A Shares entered into the Nin Voting Trust pursuant to which the shareholders created an irrevocable voting trust. See "Security Ownership."

     The trustee of the Charles H. Beach Voting Trust is Charles H. Beach and the other members of the trust are members of his immediate family. Charles H. Beach, pursuant to the Charles H. Beach Voting Trust, has the sole power to vote 2,767,619 Class B Shares, which collectively represent 12.9% of the total outstanding capital stock of the Company and 6.0% of the total voting rights outstanding. The trustee of the Michael J. Gerrits Voting Trust is Michael J. Gerrits and the other members of the trust are members of his immediate family and his affiliates. Michael J. Gerrits, pursuant to the Michael J. Gerrits Voting Trust, has the sole power to vote 1,385,036 Class B Shares, which collectively represent 6.4% of the total outstanding capital stock of the Company and 3.0% of the total voting rights outstanding. The trustee of the Charles R. Krauser Voting Trust is Charles R. Krauser, a director of the Company, and the other members of the Trust are affiliates of Mr. Krauser. Mr. Krauser, pursuant to the Charles R. Krauser Voting Trust, has the sole power to vote 1,009,559 Class B Shares which represent 4.7% of the outstanding capital stock of the Company and 2.2% of the total voting rights outstanding. The Class B Shares with respect to which Messrs. Beach, Gerrits and Krauser have sole voting power pursuant to their respective voting trusts include shares which are owned by members of their immediate family and/or affiliates. See footnotes 2, 5 and 9 to the table regarding beneficial ownership of the Class B Shares of the Company.

     The agreements creating the Charles H. Beach Voting Trust, the Michael J. Gerrits Voting Trust and the Charles R. Krauser Voting Trust described in the preceding paragraph (the "Voting Trust Agreements") govern the exercise of the voting rights associated with the shares of Common Stock of the Company owned by shareholders who are members of such voting trusts. Pursuant to the Voting Trust Agreements, the trustee of each voting trust has the right to vote the shares owned by the members of such voting trust. The provisions of the Shareholders Agreement restrict transfer of the shares held pursuant to the Voting Trust Agreements. See "Shareholders Agreement." In addition, the other members of the relevant voting trusts have a right of first refusal to acquire any shares, which are withdrawn from the trust account. The voting trusts terminate without notice by, or action of, the respective trustees in 2005; provided, however, that within two years prior to the termination of the current term or any extension term thereof, the members of the relevant trust who are then shareholders may agree to extend the duration of the relevant Voting Trust Agreement for an additional period, not to exceed ten years. The Voting Trust Agreements may be terminated prior to August 28, 2005 (i) upon termination of the Exclusive Bottling Appointments, each dated April 27, 1987 and entered into by the Company and PepsiCo pursuant to which the Company has certain exclusive franchise rights with respect to certain PepsiCo products, or the Shareholders Agreement, (ii) if none of the members of the relevant voting trust are holders of record of shares of Common Stock of the Company held in such voting trust or
(iii) by written agreement of the relevant trustee of the voting trust.


SHAREHOLDERS AGREEMENT

     The Essential Shareholders and the Company's other shareholders existing prior to the Company's public offering on September 20, 1995 (the "Non-Essential Shareholders" and together with the Essential Shareholders, the "Initial Shareholders"), entered into a Shareholders Agreement governing the transfer of the shares of the Company by such shareholders. Under the Shareholders Agreement, the Essential Shareholders may not sell or otherwise transfer any shares of the Company if such sale or transfer would give PepsiCo the right to terminate any of the Franchise Agreements relating to the Company's Pepsi-Cola products. In addition, under the Shareholders Agreement, the holders of Class A Shares may not sell any Class A Shares, even after the termination of the Nin Voting Trust, without the consent of the Company, and are required, at the request of the Company, and to the extent that such Franchise Agreements require the Essential Shareholders to maintain voting control of the Company, to transfer to the Essential Shareholders, in exchange for Class B Shares held by the Essential Shareholders, as many Class A Shares as shall be necessary, so that, after the termination of the Nin Voting Trust, the Essential Shareholders maintain voting control of the Company.

     Except for the above restrictions, all of the Class B Shares owned by the Initial Shareholders are, as a result of the settlement of certain class action securities lawsuits against the Company in September 1997, no longer subject to the restrictions on transferability previously contained in the Shareholders Agreement. The Company has undertaken in the Shareholders Agreement to register under the Securities Act of 1933 for resale by the Initial Shareholders all of such Class B Shares and to pay all expenses related thereto, except for underwriting commissions. Pursuant to that undertaking, the Company has filed a registration statement on Form S-3 with the Securities and Exchange Commission to register for resale the 7,000,000 Class B Shares owned by the Initial Shareholders.


                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

     Seven directors are to be elected at the Annual Meeting of Shareholders of the Company to serve one-year terms until the next annual meeting of shareholders and until their respective successors are elected and shall qualify. The persons named in the accompanying proxy intend to vote for the election of the nominees identified below unless authority to vote for one or more of such nominees is specifically withheld in the proxy:

                                  John W. Beck
                               Charles R. Krauser
                                   Rafael Nin
                                 C. Leon Timothy
                                  Richard Reiss
                                  Sutton Keany
                                Basil K. Vasiliou

     The Board of Directors has been informed that all the nominees are willing to serve as directors, but if any of them should decline to serve or become unavailable for election as a director at the Annual Meeting, an event which the Board of Directors does not anticipate, the persons named in the proxy will vote for such nominee or nominees as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors accordingly.


INFORMATION CONCERNING NOMINEES AND MEMBERS OF THE BOARD OF DIRECTORS

     The following table sets forth certain information concerning each of the Company's current directors and the nominee for director:

     Name                          Age       Position        Director Since
     ----                          ---       --------        --------------
     John W. Beck                   60       Director             1987
     Charles R. Krauser             63       Director             1987
     Rafael Nin                     53       Director             1987
     Anton Schedlbauer*             57       Director             1991
     C. Leon Timothy                62       Director             1992

     Richard Reiss                  50       Director             1996
     Sutton Keany                   54       Director             1997
     Basil K. Vasiliou              48       Nominee               --

----------
* Anton Schedlbauer will not be standing for re-election as a director of the Company in the Annual Meeting, and accordingly will resign as a director of the Company at the end of his term as a director of the Company. Mr. Basil K. Vasiliou was nominated by the Board of Directors to fill the vacancy which will be created by Mr. Schedlbauer.


     All directors serve until their successors have been elected.

     The following is a brief description of the business background of each of the current directors and the nominee for director of the Company.

     John W. Beck has been a director of the Company since 1987 and currently serves as the Chairman of the Board of Directors of the Company. Mr. Beck has served as President of Economics Corp., an economic consulting firm, since 1972; he also served as President and Chief Executive Officer of First National Bank, Winter Park from 1973 to 1986, and as Chairman and director of WMFE-TV/FM, a PBS broadcasting station from 1985 to 1994.

     Charles R. Krauser has been a director of the Company since 1987 and was a director of Buenos Aires Embotelladora S. A. ("BAESA") from 1993 until December 1995. He has served as President of Atlantic Development & Management, Inc., a real estate development company, since 1979. He was elected a director of International Bioimmune Systems, Inc., a cancer diagnostics and therapeutics company, in 1996.

     Rafael Nin has been a director of the Company since May 1987 and has been the President and Chief Executive Officer of the Company since June 1996. He has been a director of Bestov Foods, S.A., a Pizza Hut franchisee in Argentina, since 1992, and has been President and Chief Executive Officer of Kana Development, Inc., a land development company, since 1983.

     Anton Schedlbauer has been a director of the Company since August 1991. He is President and Director of Operations of Prisma, S.A. de C.V. in San Salvador, El Salvador. Mr. Schedlbauer has served as Chief Executive Officer of ELMAC, S.A., a printing and packaging machinery broker, since 1980.

     C. Leon Timothy has been a director of the Company since December 1992. He was a Senior Vice President of the Company from February 1990 through December 31, 1997, when he retired from that position. He continues to be available as a consultant on an as-needed basis. He was a director of BAESA from April 1990 until June 1996 and a Senior Vice President of BAESA, responsible for shareholder relations from November 1989 until June 1996.

     Richard Reiss has been a director of the Company since February 1996. Currently, Mr. Reiss specializes in the area of financial and management consulting and has been the owner of Reiss and Associates since 1979. He was President of Nova Comm., Inc., a start-up company manufacturing access control units, from 1994 to 1996. Mr. Reiss has been a director of Banco Santander Puerto Rico since 1979. He was President and Chief Executive Officer of Clear Comm, LP from 1996 until early December 1997.

     Sutton Keany has been a director of the Company since January 1997. He has been a partner of Winthrop, Stimson, Putnam & Roberts, a law firm based in New York City, since 1976.

     Basil K. Vasiliou is a nominee for director of the Company. He is currently the Chairman of Vasiliou & Co., Inc., a registered broker-dealer. Mr. Vasiliou was the general partner of Smith-Vasiliou Special Situations Fund, L.P., a partnership organized to invest in the financial obligations of troubled corporations, from 1984 to 1994. Mr. Vasiliou has also been a director of Costain Group PLC from November 1997. Mr. Vasiliou was a director of Interco Inc. ("Interco") from 1992 to 1995.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.


MEETINGS AND COMMITTEES

     The Board of Directors met or took action by unanimous written consent on twelve occasions during the fiscal year ended September 30, 1997. There are three committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Stock Option Committee. The members of the Audit Committee are Richard Reiss and Charles R. Krauser, neither of whom are officers or employees of the Company. The members of the Compensation Committee and the Stock Option Committee for the fiscal year ended September 30, 1997 were John W. Beck, Anton Schedlbauer and Richard Reiss. The Audit Committee met on five occasions during the fiscal year ended September 30, 1997. The Audit Committee annually recommends to the Board of Directors independent public accountants to serve as auditors of the Company's books, records and accounts, reviews the scope of the audits performed by such auditors and the audit reports prepared by them and reviews related party transactions. The Stock Option Committee assists in the management and administration of the Company's stock option plans and may make recommendations to the Board of Directors as to action to be taken under such plans. The Stock Option Committee does not have any decision-making authority. The Compensation Committee and the Stock Option Committee met, together, three times during the fiscal year ended September 30, 1997.

     During the Company's last fiscal year, each of the incumbent directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which such director was a member during the period he was a member of the Board of Directors and such committees, with the exception of Anton Schedlbauer, who attended seven of the twelve Board of Directors meetings.

     Directors of the Company do not receive compensation for serving as a director on the Board of Directors of the Company, with the exception of Richard Reiss and Sutton Keany, each of whom receives $2,000 per month and $1,000 per Board meeting attended in person, as compensation for serving as a director. Richard Reiss receives an additional $1,000 per month for acting as Chairman of the Audit Committee. All directors are reimbursed for travel expenses incurred in attending meetings of the Company.

     The members of the Compensation Committee and the Stock Option Committee are John W. Beck, Anton Schedlbauer and Richard Reiss, none of whom are officers or employees of the Company. Mr. Beck serves as Chairman of the Board of Directors of the Company.


INDEMNIFICATION OF OFFICERS AND DIRECTORS

     As permitted by the Delaware General Corporation Law, the Company's Certificate of Incorporation limits the personal liability of a director of the Company for monetary damages for breach of fiduciary duty of care as a director. Liability is not eliminated for (i) any breach of the director's duty of loyalty to the Company or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) unlawful payment of dividends or stock purchases or redemptions pursuant to
Section 174 of the Delaware General Corporation Law, or (iv) any transaction from which the director derived an improper personal benefit.

     The Company will indemnify any officer or director who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation). Indemnification will be provided if the action, suit or proceeding arose by reason of the fact that a director or officer of the Company is or was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Indemnification will be provided against expenses including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company. Indemnification will be allowed with respect to any criminal action or proceeding if the director or officer involved had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Company. With respect to any criminal action or proceeding, termination by one of the above dispositions shall not, of itself, create a presumption that the person involved had reasonable cause to believe that his conduct was unlawful.

     The Company shall indemnify any director or officer who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company. This includes situations where the director or officer involved was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Under these circumstances, the Company shall indemnify the director or officer against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. No indemnification will be made by the Company for any claim, issue or matter as to which a director or officer shall have been adjudged to be liable to the Company. However, the Court of Chancery of the State of Delaware or the court in which such action or suit was brought may determine that, despite the adjudication of liability but in view of all the circumstances of the case, the director or officer is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     To the extent that any director or officer has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter described above, the Company will indemnify him against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     Any indemnification will be made by the Company only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth above. This determination will be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the shareholders.

     Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of any undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company under its indemnification policies described in Article Tenth of the Certificate of Incorporation. The Company may pay such expenses incurred by its other employees and agents upon such terms and conditions, if any, as the Board of Directors deems appropriate.

     The indemnification and advancement of expenses provided by, or granted pursuant to, Article Tenth of the Certificate of Incorporation shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any statute, by-law, agreement, vote of shareholders or disinterested directors or otherwise both as to action in his official capacity and as to action in another capacity while holding such office.

     The indemnification and advancement of expenses provided by, or granted pursuant to, the Certificate of Incorporation shall, unless otherwise provided when authorized or ratified, continue to a person who has ceased to be a director or officer of the Company and shall inure to the benefit of the heirs, executors and administrators of such a person.


COMPLIANCE WITH REPORTING REQUIREMENTS OF SECTION 16 OF THE EXCHANGE ACT

     Under Section 16(a) of the Exchange Act, the Company's executive officers and any persons holding 10% or more of the Company's Common Stock are required to report their ownership of Common Stock and changes in that ownership to the SEC and to furnish the Company with copies of such report. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. During the fiscal year ended September 30, 1997, all reports required to be filed by the Company's directors, executive officers and 10% shareholders have been timely filed with the SEC.

                             EXECUTIVE COMPENSATION

     The following table sets forth, for the fiscal years ended September 30, 1995, 1996 and 1997, each component of compensation paid or awarded to, or earned by the Chief Executive Officer (the "CEO") of the Company and each of the executive officers whose total annual salary and bonus exceeded $100,000 in the fiscal years ended September 30, 1995, 1996 and 1997 (collectively referred to as the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                     Annual Compensation
                                                  -------------------------          Other Annual             All Other
   Name and Principal Position      Year           Salary             Bonus          Compensation           Compensation(1)
   ---------------------------      ----           ------             -----          ------------           ---------------
Rafael Nin(2)(21)                   1997          $291,500               $0           $100,000(2)                   $0
  President and Chief               1996           $92,304               $0                 $0                      $0
    Executive Officer               1995                $0               $0                 $0                      $0

David Cuthbertson(3)(4)(5)          1997           $56,640               $0           $175,052(4)                 $749
  (6)(7)(21)
  Vice President                                                                                              $358,004(5)
                                    1996          $103,391          $23,430            $52,646(6)               $1,593
                                    1995           $91,972          $16,585           $106,109(7)               $1,487

C. Leon Timothy(8)                  1997          $125,120               $0                 $0                  $2,761
  Sr. Vice President--              1996           $12,308(8)            $0                 $0                      $0
    Investor Relations

David L. Virginia(9)(10)(21)        1997           $95,146               $0            $97,000(10)              $1,796
  Vice President--Chief             1996           $12,096(11)           $0            $11,695(12)                 $0
    Financial Officer

Reinaldo                            1997           $81,092          $25,000           $122,200(14)              $1,370
Rodriguez(13)(14)(21)
  Vice President--                  1996                $0               $0            $19,863(12)                 $0
    Human Resources
    And Government
    Affairs

Jose A.                             1997           $97,923               $0            $12,000(16)                  $0
Gonzalez(15)(16)(17)(18)
  Vice President--                  1996           $39,423(17)       $2,500             $8,258(18)                  $0
    Internal Auditor

Angel David                         1997           $76,558               $0            $56,000(20)                  $0
Velez(19)(20)(21)
  Vice President--Chief
    Operating Officer

----------
(1) Amounts in this column, except for (5), represent contributions by the Company to the account of the CEO and Named Executive Officers under the Company's Section 165(e) Plan (equivalent to a Section 401(K) Plan).

(2) Mr. Nin assumed the office of President and Chief Executive Officer of the Company on June 11, 1996. $100,000 represents compensation received by Mr. Nin in the form of dividends on management stock paid by Beverage Plastics, a wholly owned subsidiary of the Company ("Beverage Plastics").

(3) Mr. Cuthbertson's employment with the Company was terminated on May 1, 1997.

(4) Of this amount, $7,000 represents compensation received by Mr. Cuthbertson as car allowance, $23,750 represents compensation received by Mr. Cuthbertson as reimbursements for repatriation expenses and $109,052 represents compensation received by Mr. Cuthbertson as a severance payment. Additionally, of this amount, $35,250 represents compensation received by Mr. Cuthbertson in the form of dividends on management stock paid by Beverage Plastics.

(5)  Mr. Cuthbertson received $358,004 to cash-out his retirement plan.

(6) Of this amount, $5,646 represents compensation received by Mr. Cuthbertson as reimbursement for the payment of taxes and $47,000 represents compensation received by Mr. Cuthbertson in the form of dividends on Management Stock paid by Beverage Plastics.

(7) Of this amount, $48,309 represents compensation received by Mr. Cuthbertson reimbursement for the payment of taxes, $10,800 represents compensation received by Mr. Cuthbertson as car allowance and $47,000 represents compensation received by Mr. Cuthbertson in the form of dividends on management stock paid by Beverage Plastics.

(8) Mr. Timothy has been a Senior Vice President of the Company since February 1990 and a director of the Company since December 1992. He was a Director of BAESA from April 1990 until June 1996 and a Senior Vice President of BAESA responsible for shareholder relations until June 1996. During fiscal years 1995 and 1996, the Company did not pay compensation to Mr. Timothy directly; however, the Company paid a management fee to BAESA for the management services in the amount of $0.8 million and $0.9 million for the fiscal years ended September 30, 1995 and 1996, which includes amounts paid as compensation for Mr. Timothy's management services to the Company. In July 1996, Mr. Timothy resigned as an officer and director of BAESA and was added to the Company's payroll on August 8, 1996. This amount represents compensation earned by Mr. Timothy in the fiscal year 1996 during the period from August to September 1996.

(9)  Prior   to  Mr.   Virginia's   employment   with   the   Company   as  Vice
     President--Chief Financial Officer, Mr. Virginia was hired as a consultant to the Company on July 2, 1996.

(10) Of this amount, $12,000 represents compensation received by Mr. Virginia as car allowance and $85,000 represents compensation received by Mr. Virginia in the form of dividends on management stock paid by Beverage Plastics.

(11) This amount represents compensation earned by Mr. Virginia in the fiscal year 1996 during July to September 1996. On September 28, 1996, Mr. Virginia was elected to become Vice President--Chief Financial Officer, assuming his duties as such on October 1, 1996.

(12) Messrs. Virginia and Rodriguez received these amounts, respectively, as a consultant fee.

(13) Mr. Rodriguez was hired as a consultant to the Company on August 1, 1996 and on September 28, 1996, Mr. Rodriguez was elected to the position of Vice President--Human Resources and Government Affairs, assuming his duties as such on October 1, 1996.

(14) Of this amount, $12,000 represents compensation received by Mr. Rodriguez as a car allowance, $30,000 represents compensation received by Mr. Rodriguez as a consulting fee and $5,200 represents compensation received by Mr. Rodriguez as a housing allowance. Additionally, of this amount $75,000 represents compensation received by Mr. Rodriguez in the form of dividends on management stock paid by Beverage Plastics.

(15) Mr. Gonzalez was employed as the Company's internal auditor on December 11, 1995.

(16) $12,000  represents   compensation  received  by  Mr.  Gonzalez  as  a  car
     allowance.

(17) This amount represents compensation received by Mr. Gonzalez in the fiscal year 1996 during the period from December 1995 to September 1996. On September 28, 1996, Mr. Gonzalez was elected to become Vice President--Internal Auditor, assuming his duties as such on October 1, 1996.

(18) Of this amount, $3,858 represents compensation received by Mr. Gonzalez as a car allowance and $4,400 represents compensation received by Mr. Gonzalez as reimbursement for the payment of his child's school education.

(19) Mr. Velez was employed by the Company as Vice President-Chief Operating Officer on March 1, 1997.

(20) Of this amount, $6,000 represents compensation received by Mr. Velez as a car allowance and $50,000 represents compensation received by Mr. Velez in the form of dividends on management stock paid by Beverage Plastics.

(21) Mr. Cuthbertson previously owned, and Mr. Nin, Mr. Virginia, Mr. Rodriguez, and Mr. Velez currently own, management stock in Beverage Plastics. The management stock has no voting rights and no actual ownership interest. It is similar to preferred stock entitling holders to a certain amount of dividends based on surplus of exempt income under Puerto Rican Industrial Incentives Laws.


OPTION GRANTS FOR THE YEAR ENDED SEPTEMBER 30, 1997

------------------------------------------------------------------------------------------------------------------------------
                               Number of      Percent of                                       Potential Realizable Value at
                               Securities   Total Options       Exercise                       Assumed Annual Rates of Stock
                               Underlying     Granted to         or Base                       Price Appreciation for Option
                                Options       Employees           Price         Expiration                 Term
            Name                Granted     in Fiscal Year      Per Share          Date             5%              10%
            (a)                   (b)            (c)               (d)             (e)              (f)             (g)
------------------------------------------------------------------------------------------------------------------------------
Rafael Nin, President & CEO        190,000      11.1%             $5.00          10-15-06(1)     $597,450       $1,514,055
Rafael Nin, President & CEO      1,516,667      88.9%             $5.00         Unlimited(1)   $4,769,119(2)  $12,085,883(2)

----------
(1) On October 15, 1996, Rafael Nin was granted an option to purchase 190,000 Class B Shares, at an exercise price of $5.00, per share pursuant to the Qualified Stock Option Plan. Additionally, on October 15, 1996, the Company granted to Rafael Nin a stock option (the "Nin Option") to acquire 1,516,667 Class B Shares, at an exercise price of $5.00 per share.

(2) The Expiration Date on this Option is unlimited. Potential realizable value at assumed annual rates of stock price appreciation for option is calculated on an assumed ten-year expiration date.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

--------------------------------------------------------------------------------------------------------
                                                                       Numbers of
                                                                       Securities           Value of
                                                                       Underlying         Unexercised
                                                                       Unexercised          In-The-
                                                                         Options          Money Option
                                                                        At Fiscal          At Fiscal
                                 Shares                                 Year-End            Year End
                                Acquired              Value           Exercisable/        Exercisable/
         Name                  On Exercise           Realized         Unexercisable      Unexercisable
          (a)                      (b)                 (c)                 (d)                (e)
--------------------------------------------------------------------------------------------------------
Rafael Nin, President &          None(1)             None(1)             190,000(2)        $368,125(3)
CEO                                                                  Class B Shares

Rafael Nin, President &          None(1)             None(1)           1,516,667(2)      $2,938,542(4)
CEO                                                                  Class B Shares

----------
(1) On October 15, 1996, Rafael Nin was granted options to purchase (a) 190,000 Class B Shares, at an exercise price of $5.00 per share, pursuant to the Company's Qualified Stock Option Plan and (b) 1,516,667 Class B Shares, at an exercise price of $5.00 per share, pursuant to the Stock Option Agreement. These options are exercisable in whole or in part. However, none of these options have been exercised by Mr. Nin in the fiscal year ended September 30, 1997.

(2) Both the option to purchase 190,000 Class B Shares and 1,516,667 Class B Shares, are exercisable options.

(3) This value represents the difference between the market value of 190,000 Class B Shares and the exercise price of the option on September 30, 1997. On September 30, 1997, the market value of 190,000 Class B Shares was $1,318,125, which is the product of 190,000 Class B Shares and $6.9375, the last reported sale price of Class B Shares on the New York Stock Exchange on September 30, 1997. The exercise price of the option was $950,000, which is the product of 190,000 Class B Shares and exercise price of $5.00 per Share.

(4) This value represents the difference between the market value of 1,516,667 Class B Shares and the exercise price of the option at September 30, 1997. On September 30, 1997, the market value of the Class B Shares was $10,521,877, which is the product of 1,516,667 Class B Shares and $6.9375, the last reported sale price of Class B Shares on the New York Stock Exchange on September 30, 1997. The exercise price of the option is $7,583,335, which is the product of 1,516,667 Class B Shares and exercise price of $5.00 per Share.


EMPLOYMENT AGREEMENT

     On June 11, 1996, the Company entered into an employment agreement with Rafael Nin providing for an annual base salary of $300,000 which is subject to yearly review, as well as a year-end bonus of 50% of the annual salary, predicated on the satisfactory completion of established and agreed-upon objectives. The Company has also agreed to give Mr. Nin a management stock dividend from Beverage Plastics of $100,000 annually payable in four quarterly installments of $25,000. Under the employment agreement, Mr. Nin is also entitled to receive other benefits including an automobile with all operating expenses paid, and health and life insurance. During the fiscal year ended September 30, 1997, Mr. Nin did not receive any bonus, and he voluntarily accepted a salary reduction as of April 1, 1997.


EMPLOYEE BENEFIT PLAN

     SALARIED EMPLOYEES' RETIREMENT PLAN. The formula used to determine retirement benefits under the Company's salaried employees' retirement plan (the "Employees' Retirement Plan") considers the participant's (i) Highest Average Monthly Compensation, (ii) years of service and (iii) normal or early retirement. Highest Average Monthly Compensation is 1 2/3% of the total compensation (including wages, salary, commissions and bonuses but excluding contributions to pension or welfare plans) paid during the employee's five consecutive most highly compensated calendar years, up to a maximum of $150,000.

     In general, the monthly benefit payable at normal retirement age (age 65) is equal to (i) the sum of (a) 3% of the participant's Highest Average Monthly Compensation multiplied by the participant's years of service (and fractions thereof) up to 10 years, plus (b) 1% of such participant's Highest Average Monthly Compensation multiplied by the participant's years of service (and fractions thereof) in excess of 10 years and (ii) reduced by 1 2/3% of the participant's Primary Social Security Benefit (as defined in the plan) multiplied by the participant's years of service, up to 30 years. The pension plan's normal form of benefit for a married participant is a qualified joint and survivor annuity and is a single life annuity for an unmarried participant.

     The table below sets forth the estimated annual retirement benefits (contributory and non-contributory) payable on a straight life annuity basis to all eligible salaried employees, including employees who are officers, who meet the credited service requirement for retirement at age 65. Normal retirement benefits are not subject to deduction for social Security benefits or other offset amounts.

Average Yearly
 Compensation                      Credit Years of Service
-----------------------------------------------------------------------------
                      15         20          25          30          35
-----------------------------------------------------------------------------
   $125,000        $40,400    $45,600      $50,700     $55,800     $62,150
    150,000         49,200     55,600       62,000      68,400      75,900
    175,000         49,200     55,600       62,000      68,400      75,900
    200,000         49,200     55,600       62,000      68,400      75,900
    225,000         49,200     55,600       62,000      68,400      75,900
    250,000         49,200     55,600       62,000      68,400      75,900
    300,000         49,200     55,600       62,000      68,400      75,900
    400,000         49,200     55,600       62,000      68,400      75,900
    450,000         49,200     55,600       62,000      68,400      75,900
    500,000         49,200     55,600       62,000      68,400      75,900


     As of December 31, 1996, David Cuthbertson had accrued an estimated annual benefit of $36,551 for an estimated 13 credited years of service, payable upon his retirement date, Reinaldo Rodriguez had accrued an estimated annual benefit of $25,085 for an estimated 15 credited years of service, payable upon his retirement date, C. Leon Timothy had accrued an estimated annual benefit of $44,243 for an estimated 13 credited years of service, payable upon his retirement date and David L. Virginia had accrued an estimated annual benefit of $16,463 for an estimated 10 credited years of service, payable upon his retirement date.

     The Company has taken an action to freeze the Employees' Retirement Plan as of December 31, 1996. Under this action, after December 31, 1996, no accruals have been, or will be, made with respect to the retirement benefits of the employees under the Employees' Retirement Plan.

     STOCK OPTION PLANS. The Company has established two Stock Option Plans (collectively, the "Stock Option Plans") for the granting of stock options to purchase Class B Shares ("Options") to certain employees and directors of the Company and its affiliates ("Key Employees") who have served in such capacities for at least one year prior to the date Options are granted. One Stock Option Plan (the "Qualified Stock Option Plan") permits the grant of "incentive stock options" ("ISOs") under Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). The other Stock Option Plan does not permit the grant of ISOs (the "Non-Qualified Stock Option Plan"). The purposes of the Stock Option Plans are to attract and retain individuals of experience and ability, as well as to motivate such persons to exert their best efforts on behalf of the Company.

     Key Employees of the Company and its subsidiaries and affiliates are eligible to participate under the Stock Option Plans, as deemed appropriate by the Company's Board of Directors. However, the Stock Option Plans do not permit the granting of Options to employees or directors prior to their being employed by or serving as director, for one year. The Stock Option Plans are administered by the Board of Directors. The Board of Directors has appointed a committee (the "Stock Option Committee") to assist in the management and administration of the Stock Option Plans. The Stock Option Committee may recommend to the Board of Directors any action to be taken under the Stock Option Plans but does not have any decision-making authority.

     The total number of Class B Shares reserved and available for issuance under each of the Stock Option Plans in connection with grants of Options is 500,000, subject to adjustment in the case of any change in the outstanding Class B Shares by reason of any stock split, stock dividend, recapitalization or exchange of such shares. No Option shall be transferable by the Option holder otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Option holder's lifetime only by the Option holder.

     The Options granted pursuant to the Company's Qualified Stock Option Plan will have exercise prices equal to the fair market value of the Class B Shares at the date of grant. The "fair market value" of the Class B Shares shall be the mean of the sales price for the Class B Shares on the New York Stock Exchange at the close of business on the date of grant of the relevant Option (or, if the Class B Shares are not publicly traded on such date, a value determined by an independent appraiser selected by the Stock Option Committee). Pursuant to the Non-Qualified Stock Option Plan, under certain circumstances the Company may grant options, which will have an exercise price below fair market value. An Option holder is able to exercise Options from time to time as specified in the grantee's individual Option agreement. Options must be exercised during the grantee's employment with the Company, except that (i) upon an Option holder's death, total disability or retirement, all vested Options immediately become exercisable and may be exercised until the expiration of such Options and (ii) upon voluntary resignation or termination of an Option holder's employment without cause, vested Options are exercisable for a period of thirty days following the date of resignation or termination. Upon the occurrence of an event specified in (i) and (ii) above, all unvested Options held by an Option holder will automatically expire and terminate. Subject to the foregoing, the Board of Directors will have the sole discretion to determine the timing, amount, vesting and exercise periods of any Options granted pursuant to the Stock Option Plan and the manner in which such options are exercised.

     The Company has undertaken, upon notice by any Option holder of his intent to exercise any part of any options to take all necessary actions to enable such holder to immediately resell to the public any Class B Shares acquired pursuant to such exercise, in compliance with all applicable securities laws. The Company has agreed to pay for all costs and expenses associated with this undertaking, including but not limited to costs and expenses incurred in the preparation of any applicable registration statements. Pursuant to the undertaking, the Company filed a registration statement on Form S-8 with the SEC to register for resale the Class B Shares that may be acquired upon exercise of the Option and such shares are now registered.


     NIN STOCK OPTION. On October 15, 1996 the Company granted to Rafael Nin a stock option (the "Nin Stock Option") to acquire 1,516,667 Class B Shares, at an exercise price of $5.00 per share. The number of Class B Shares that Mr. Nin may acquire pursuant to the Nin Stock Option will be subject to adjustment under certain circumstances. The Nin Stock Option may be exercised in whole or in part and will be unlimited in duration until exercised in full.

     Under the terms of the Nin Stock Option, Mr. Nin may not transfer any Class B Shares acquired pursuant to such option (the "Option Shares") unless (i) a registration statement under the Securities Act with respect to the Option Shares shall have become effective or (ii) Mr. Nin shall have notified the Company of the proposed transfer and shall have furnished the Company with (a) a detailed statement of the circumstances surrounding the proposed disposition and
(b) an opinion of counsel in form and substance satisfactory to the Company and its counsel that no registration of the Option Shares under the Securities Act or qualification of the Option Shares under any other securities laws is required. The Company has undertaken to register under the Securities Act any Option Shares requested to be registered by the holders of such Option Shares and to pay for all costs and expenses associated with this undertaking, including but not limited to, costs and expenses incurred in the preparation of any applicable registration statements. Pursuant to the undertaking, the Company filed a registration statement on Form S-8 with the SEC to register for resale the 1,516,667 Option Shares and such Option Shares are now registered.


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

     The Compensation Committee of the Company's Board of Directors (the "Compensation Committee") has the responsibility for developing the Company's executive compensation policies. The Committee determines the compensation and annual incentives to be paid to the Chief Executive Officer and each of the senior executive officers of the Company. In addition, the Compensation Committee develops the long-term incentive plans and the methods for relating them to performance.

     The Compensation Committee consists of three directors, none of whom is an employee of the Company or eligible to participate in the Company's executive compensation programs.

     There are three elements in the Company's executive compensation program. The three elements are the base salary compensation, short-term incentive compensation (bonuses) and long-term incentive compensation (stock options).

     In designing its compensation program, the Company believes that executive compensation should reflect value created for shareholders and support the Company's strategic goals. Specifically, the objectives of the program are as follows: to attract and retain key executives important to the long-term success of the Company; to provide incentives for performance with respect to the goals established for each executive by management; to provide incentives for performance with respect to the Company's profit and long-term goals; to align the executive's interests with those of the Company's shareholders through participation in stock-based plans; and to reward individuals for outstanding contributions to the Company's success.


COMPONENTS OF EXECUTIVE COMPENSATION

BASE SALARY AND SHORT-TERM INCENTIVE COMPENSATION

     The Company's general approach to base salary and short-term incentive compensation is to pay salaries which when combined with bonuses are competitive with the salaries and bonuses paid to executives of other companies in the industry based upon the individual's experience and past and potential contribution to the Company. The base salary for the Company's executive officers for fiscal year 1997 reflects levels deemed by the Company to be appropriate in view of the prior and expected contribution of the executives to the Company's development and the environment in which the Company operated. The Company believes that a significant part of the overall compensation paid to executives should consist of bonuses paid annually based on the ability of the executive to achieve specified Company and individual goals.

     A publicly held corporation may not, subject to limited exceptions, deduct for federal income tax purposes certain compensation paid to certain executives in excess of $1 million in any taxable year (the "Deduction Limitation"). It is not expected that compensation to executives of the Company will exceed the Deduction Limitation in the foreseeable future, and, therefore, the Company generally has not attempted to qualify any of its existing compensation plans, programs and arrangements for any of the exceptions to the Deduction Limitation.


STOCK OPTION PLANS

     The Board of Directors and the Compensation Committee believe that stock ownership is a significant incentive in building shareholder wealth and aligning the interest of employees and shareholders. Stock options will only have value if the Company's stock price increases. Stock options utilize vesting periods to encourage key employees to contribute while they are employed by the Company. The Stock Option Plans authorize the Board of Directors to award key employees stock options at an exercise price, vesting schedules and with terms established by the Board of Directors.


CHIEF EXECUTIVE OFFICER COMPENSATION

The Chief Executive Officer's compensation for the fiscal year ended September 30, 1997 was $391,500 which included an annual salary of $300,000 reduced voluntarily to $231,600 as of May 1, 1997 by the Chief Executive Officer.


COMPENSATION COMMITTEE

John W. Beck (Chairman)
Anton Schedlbauer
Richard Reiss

PRICE PERFORMANCE GRAPH

     Set forth below is a line graph comparing the Company's total shareholder return on Common Stock with the S&P 500 Index ("S&P") and the S&P Beverage Index as of the market close on September 30, 1997. The Company's Class B Common Stock began trading on the NYSE on September 20, 1995.


                        PPO PERFORMANCE RELATIVE TO THE
                         S&P 500 AND THE S&P BEV INDEX
                     OCTOBER 1, 1996 -- SEPTEMBER 30, 1997

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                   P.P.O.        S&P 500        S&P Bev.
                                   ------        -------        --------
October 31, 1996 .............       .00%           .00%           .00%
November 29, 1996 ............    - 7.50%          7.55%          1.31%
December 31, 1996 ............    -20.00%          5.42%          3.03%
January 31, 1997 .............    - 7.50%         12.00%         15.77%
February 28, 1997 ............    -15.00%         12.88%         18.50%
March 31, 1997 ...............    -15.00%          8.25%         11.13%
April 30, 1997 ...............    - 2.50%         14.71%         24.47%
May 30, 1997 .................       .00%         21.69%         32.92%
June 30, 1997 ................     20.00%         27.14%         32.87%
July 31, 1997 ................     55.00%         37.25%         36.11%
August 29, 1997 ..............     55.00%         29.57%         16.54%
September 30, 1997 ...........     38.75%         36.66%         26.29%

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CERTAIN TRANSACTIONS

     The Company entered into agreements with Badillo/Saatchi & Saatchi and Comstat/Rowland, pursuant to which such companies provide advertising and public relations services to the Company. Both companies are controlled by Angel Collado-Schwarz, a shareholder of the Company. The Company paid $3,671,058 pursuant to these agreements in the fiscal year ended September 30, 1997.

     The Company uses the services of the law firm of McConnell Valdes. A partner of such firm, Ana Matilde Nin is the sister of the President and Chief Executive Officer of the Company. The Company paid $411,050 pursuant to the services provided by McConnell Valdes in the fiscal year ended September 30, 1997.

     The Company has requested that the law firm of Winthrop, Stimson, Putnam & Roberts perform certain legal services for the Company. Sutton Keany, a director of the Company, has been a partner at such firm since 1976. Billing for such services has been minimal during the fiscal year ended September 30, 1997.

     The Company has established stock option plans for certain employees and directors. In addition, the Company has granted stock options to Rafael Nin. See "Executive Compensation--Employee Benefit Plans--Stock Option Plans" and "Executive Compensation--Employee Benefit Plans--Nin Stock Option."


                 PROPOSAL NO. 2 - INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of KPMG Peat Marwick LLP has been selected as the independent public accountants for the company for the fiscal year ending September 30, 1998. Although the selection of accountants does not require ratification, the Board of Directors has directed that the appointment of KPMG Peat Marwick LLP be submitted to shareholders for ratification due to the significance of their appointment by the Company. If the shareholders do not ratify the appointment of KPMG Peat Marwick LLP, the Board of Directors will consider the appointment of other certified public accountants. A representative of that firm, which served as the Company's independent public accountants for the fiscal year ended September 30, 1997, is expected to be present at the Annual Meeting and, if he or she so desires, will have the opportunity to make a statement, and in any event will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF PROPOSAL NO. 2.


                             SOLICITATION STATEMENT

     All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to the use of the mails, solicitations may be made by regular employees of the Company by telephone, telegraph or personal contact, without additional compensation. The Company will, upon request, reimburse brokerage houses and persons holding shares of Common Stock in the names of their nominees for their reasonable expenses in sending solicitation materials to their principals.


                              STOCKHOLDER PROPOSALS

     In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of shareholders of the Company, shareholder proposals for such meeting must be submitted to the Company no later than August 31, 1998.

                                  OTHER MATTERS

     So far as now known, there is no business other than that described above to be presented for action by the shareholders at the Annual Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Annual Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.


                                  ANNUAL REPORT

     All shareholders of record as of December 29, 1997 have been sent, or are concurrently herewith being sent, a copy of the Company's Annual Report for the fiscal year ended September 30, 1997. Such report contains certified consolidated financial statements of the Company and its subsidiaries for the fiscal year ended September 30, 1996. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997 (WITHOUT EXHIBITS) TO SHAREHOLDERS OF RECORD ON THE RECORD DATE WHO MAKE WRITTEN REQUEST THEREFOR TO INVESTOR RELATIONS, PEPSI-COLA PUERTO RICO BOTTLING COMPANY, P.O. BOX 191709, SAN JUAN, PUERTO RICO 00919-1709.

By Order of the Company,




Lawrence Odell, Secretary

Hato Rey, Puerto Rico
Dated: December 31, 1997

PLEASE MARK, SIGN AND DATE THIS PROXY          Votes must be indicated       [X]
 PROMPTLY AND MAIL IT IN THE ENCLOSED          (X) in black or Blue ink.
   ENVELOPE. TO BE VALID, THIS PROXY
      MUST BE SIGNED AND DATED.


                     PEPSI-COLA PUERTO RICO BOTTLING COMPANY
    Carretera 865 Km. 0.4, Bo. Candelaria Arenas, Toa Baja, Puerto Rico 00949

                                     PROXY

         This proxy is solicited on behalf of the Board of Directors of
                    Pepsi-Cola Puerto Rico Bottling Company

     Rafael Nin, with full powers of substitution, is hereby appointed the proxy of, and authorized to represent, the undersigned and to vote all of the shares of Common Stock of Pepsi-Cola Puerto Rico Bottling Company entitled to be voted by the undersigned as of December 29, 1997 as directed below and, in his discretion, on all other matters which may properly come before the Annual Meeting of Shareholders (the "Meeting") to be held at the Bankers Club of Puerto Rico, Hato Rey Clubhouse, Banco Popular Center Building, Hato Rey, Puerto Rico, on Monday, February 2, 1998, at 2:00 P.M. and at any adjournment thereof as if the undersigned were present and voting at the Meeting.

     Whether or not you expect to attend the Meeting, you are urged to execute and return this proxy, which you may revoke at any time prior to its use.

     IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL ITEMS.

(Continued and to be dated and signed on the reverse side.)

                                         PEPSI-COLA PUERTO RICO BOTTLING COMPANY
                                         P.O. BOX 11132
                                         NEW YORK, N.Y. 10203-0132


1.   Election of the following         FOR all nominees  [_]         WITHHOLD AUTHORITY to vote      [_]        *EXCEPTIONS    [_]
     nominees:                         listed below                  for all nominees listed below.

Nominees: Charles R. Krauser, Rafael Nin, John W. Beck, C. Leon Timothy, Richard Reiss, Sutton Keany, Basil K. Vasiliou

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions ____________________________________________________________________

2. Ratification of appointment of KPMG Peat Marwick LLP as independent public accountants for the year ending September 30, 1998.

     FOR [_]        AGAINST [_]        ABSTAIN [_]

                                                    Change of Address and    [_]
                                                    or Comments Mark here

                                        Please date and sign this Proxy  exactly
                                        as your name  appears to the left on the
                                        Proxy  and  return  it  promptly  in the
                                        postage-paid   return   envelope.   When
                                        shares are held by joint tenants, both should sign. If a corporation, please sign the full corporate name by any authorized officer. If a partnership, please sign the partnership name by an authorized person.

                                        Dated: ___________________________, 1998

                                        ________________________________________
                                                       Signature

                                        ________________________________________
                                                       Signature